UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2007

Ad.Venture Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
000-51456	20-2650200
(Commission File No.)	(IRS Employer Identification No.)

c/o Cooley Godward Kronish LLP
The Grace Building
1114 Avenue of the Americas
New York, NY 10036-7798
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (212) 682-5357

360 Madison Avenue, 21st Floor
New York, NY 10017
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 2 to Arrangement Agreement

Ad.Venture Partners, Inc., a Delaware corporation (“Ad.Venture”), and its indirect wholly owned subsidiary, 6732097 Canada Inc., a corporation incorporated under the laws of Canada (the “Canadian Subsidiary”), and 180 Connect Inc., a corporation incorporated under the laws of Canada (“180 Connect”), entered into amendment no. 2 (“the “Amendment”) to the Arrangement Agreement dated March 13, 2007 (the “Arrangement Agreement”) pursuant to which Ad.Venture and the Canadian Subsidiary will acquire all of the issued and outstanding common shares of 180 Connect and assume the obligations (i) to issue shares of Ad.Venture’s common stock upon exercise of outstanding options and warrants to purchase common shares of 180 Connect, (ii) to issue shares of Ad.Venture’s common stock upon conversion of outstanding debentures convertible into common shares of 180 Connect, and (iii) under outstanding stock appreciation rights of 180 Connect (the “Arrangement”).

The Amendment, which is effective as of August 6, 2007, was entered into to provide that the sole circumstance for which the Arrangement Agreement will automatically terminate is upon failure to consummate the Arrangement by August 31, 2007.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties (including statements related to the proposed Arrangement and the combined company’ future growth, financial performance, industry trends, growth expectations and service offerings). These statements reflect management's current beliefs and are based on information currently available to management. Forward looking statements involve significant risk, uncertainties and assumptions. Many factors could cause actual results, performance or achievements to differ materially from the results discussed or implied in the forward looking statements. Factors that could cause or contribute to such differences include, but are not limited to, risks relating to the consummation of the contemplated Arrangement, including the risk that required regulatory clearances or stockholder approvals might not be obtained in a timely manner or at all. Specifically, Ad.Venture is required by the terms of its charter to liquidate if it does not consummate a business combination by August 31, 2007, irrespective of the status of such approvals or review. In addition, statements in this Current Report on Form 8-K relating to the operational and financial characteristics of 180 Connect are subject to risks relating to the unpredictability of future revenues and expenses and potential fluctuations in revenues and operating results, the reliance on key customers, unanticipated expenditures, changing relationships with customers, suppliers and strategic partners and other factors which Ad.Venture expects to describe in the Registration Statement and proxy statements to be filed by Ad.Venture with the Securities and Exchange Commission.

Additional Information and Where to Find It

Ad.Venture has filed a combined preliminary proxy and registration statement on Form S-4 with the Securities and Exchange Commission in connection with the Arrangement and will mail a definitive proxy statement to its stockholders containing information about the Arrangement. Investors and security holders are urged to read the definitive proxy and registration statement of Ad.Venture carefully when it is available. The definitive proxy and registration statement will contain important information about the companies, the Arrangement and related matters. Stockholders will be able to obtain a copy of the definitive proxy and registration statement, without charge, by directing a request to: Ad.Venture Partners, Inc., c/o Cooley Godward Kronish LLP, The Grace Building , 1114 Avenue of the Americas, New York, New York 10036-7798. Investors and security holders will be able to obtain free copies of these documents through the website maintained by the Securities and Exchange Commission at http://www.sec.gov.

Ad.Venture and its officers and directors may be deemed to be participating in the solicitation of proxies from Ad.Venture’s stockholders in favor of the approval of the proposed Arrangement. Information concerning Ad.Venture’s directors and officers is set forth in the publicly filed documents of Ad.Venture. Stockholders may obtain more detailed information regarding the direct and indirect interests of Ad.Venture and its directors and officers in the proposed business combination by reading the proxy and registration statement and other publicly filed documents of Ad.Venture regarding the proposed arrangement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 2 to Arrangement Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AD.VENTURE PARTNERS, INC.

Date: August 9, 2007	By:	/s/ Ilan M. Slasky
Ilan M. Slasky President

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Amendment No. 2 to Arrangement Agreement.